UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 20, 2024

Assure Holdings Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-40785	82-2726719
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7887 East Belleview Avenue, Suite 1100 Denver, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 720-287-3093

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IONM	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On September 22, 2024, in connection with an offer, as amended (the “Convertible Note Exchange Offer”), by Assure Holdings Corp. (the “Company”) to exchange, for each $1,000 claim, consisting of principal amount, and accrued and unpaid interest through, and including, September 20, 2024, of the Company’s 9% Convertible Debentures due 2023 and 2024 (the “Assure Convertible Debentures”), 1,000 shares of the Company’s common stock (the “Common Stock”) equal to the quotient of $1,000 divided by a per share price of $1.00, the Company issued to holders of the Assure Convertible Notes 2,477,082 shares of Common Stock in exchange for $2,129,000 in principal amount of tendered and accepted Assure Convertible Notes, and including an additional $348,093 in accrued and unpaid interest through, and including, September 20, 2024, in relation to such tendered and accepted Assure Convertible Notes. The shares of Common Stock were issued pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Section 3(a)(9) thereof.

Item 8.01 Other Events.

The Company’s Convertible Note Exchange Offer expired at 11:59 p.m. (Denver time) on September 20, 2024 (the “Expiration Time’).

$2,129,000 in principal amount of Assure Convertible Debentures were validly tendered and not withdrawn pursuant to the Convertible Note Exchange Offer.

Promptly following the Expiration Time, the Company accepted for exchange $2,129,000 in principal amount of Assure Convertible Debentures validly tendered and not withdrawn pursuant to the terms of the Convertible Note Exchange Offer and promptly issued 2,477,082 shares of Common Stock in exchange for the tendered and accepted Assure Convertible Notes, and including an additional $348,093 in accrued and unpaid interest through, and including, September 20, 2024, in relation to such tendered and accepted Assure Convertible Notes and will pay $11 in cash in settlement of fractional shares of Common Stock issuable pursuant to the Convertible Note Exchange Offer.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Name
104	Cover Page Interactive Data File (formatted in Inline XBRL and included as Exhibit 101).

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURE HOLDINGS CORP.

Date: September 23, 2024	By:	/s/ John Farlinger
	Name:	John Farlinger
	Title:	Chief Executive Officer